                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12
                                  HARBOR FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                  HARBOR FUND
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

--------------------------------------------------------------------------------

HARBOR FUND

Dear Shareholder:

    You are cordially invited to attend a Special Meeting of
Shareholders of Harbor Large Cap Value Fund, formerly known as
Harbor Value Fund (the "Fund") on Wednesday, December 5, 2001 at
2:00 p.m., Eastern Time, at One SeaGate, 16th Floor, Toledo, Ohio
43666.                                                              [HARBOR FUND
                                                                           LOGO]

    At this important meeting, you will be asked to vote on a new subadvisory agreement between the Fund, Harbor Capital Advisors, Inc. ("Harbor Capital") and Armstrong Shaw Associates, Inc.
("Armstrong Shaw"). You should carefully read the Proxy Statement that discusses this proposal in detail. The Notice of Special Meeting of Shareholders, Proxy Statement and a Proxy Card are enclosed for your use.

    The proposal relating to the new subadvisory agreement results from the action taken by the Board of Trustees of Harbor Fund (the "Trust") on August 28, 2001, to:

    - Terminate the prior subadvisory agreements with DePrince, Race & Zollo, Inc. ("DRZ") and Richards & Tierney, Inc. ("R & T"), effective September 20, 2001;

    - Change the investment objective and certain policies of the Fund to coincide with the appointment of Armstrong Shaw as the new subadviser to the Fund. To reflect more accurately the new objective and policies of the Fund, the Trustees also approved a change in the Fund's name from Harbor Value Fund to Harbor Large Cap Value Fund. These changes took effect on September 20, 2001 and are reflected in a supplement to the Fund's current prospectus and statement of additional information;

    - Enter into an interim subadvisory agreement with Armstrong Shaw, effective September 20, 2001, pursuant to which Armstrong Shaw would serve as the subadviser for the Fund. The terms of the interim subadvisory agreement are substantially similar to the terms of the prior subadvisory agreements with DRZ and R & T, except for the dates of execution, effectiveness and termination and the rates of subadvisory fees payable; and

    - Approve a new subadvisory agreement among the Trust, on behalf of the Fund, Harbor Capital and Armstrong Shaw, and recommend that the shareholders of the Fund vote to approve the new subadvisory agreement at a special meeting of shareholders called specifically for that purpose.

    If the shareholders of the Fund approve the new subadvisory agreement, Armstrong Shaw will continue to serve as the subadviser to the Fund pursuant to the new subadvisory agreement. The new subadvisory agreement provides for an increase in the subadvisory fee rate payable by Harbor Capital to Armstrong Shaw from the fee rates payable by Harbor Capital to each of DRZ and R & T under the prior subadvisory agreements. HOWEVER, THE INCREASE IN THE SUBADVISORY FEE RATE WOULD BE BORNE ENTIRELY BY HARBOR CAPITAL AND WOULD NOT RESULT IN AN INCREASE IN THE ADVISORY FEE RATE PAYABLE BY THE FUND SHAREHOLDERS TO HARBOR CAPITAL PURSUANT TO THE ADVISORY AGREEMENT.

    Your continued interest in Harbor Fund is gratefully acknowledged. Whether or not you expect to attend the meeting, it is important that your shares be represented. We, and the Independent Trustees of the Fund, urge you to vote FOR the proposal contained in the Proxy Statement.

    Your immediate response will help save the costs of additional proxy solicitations. Please sign and return the proxy card included in this package or complete your vote by telephone or Internet, whether or not you expect to attend the meeting.

/s/ David G. Van Hooser
David G. Van Hooser
Chairman

/s/ James M. Williams
James M. Williams
President

                          HARBOR LARGE CAP VALUE FUND
                          (FORMERLY HARBOR VALUE FUND)

--------------------------------------------------------------------------------

                                  One SeaGate
                               Toledo, Ohio 43666

--------------------------------------------------------------------------------

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          To be held December 5, 2001

--------------------------------------------------------------------------------

     A Special Meeting of Shareholders (the "Meeting") of Harbor Large Cap Value Fund (formerly Harbor Value Fund) will be held on December 5, 2001 at 2 p.m. (Eastern time) at One SeaGate, 16th Floor, Toledo, Ohio 43666, to consider the following:

1. A proposal to approve a new subadvisory agreement between Harbor Large Cap Value Fund, Harbor Capital Advisors, Inc. and Armstrong Shaw Associates, Inc.; and

2. To consider any other business that may properly come before the Meeting.

     THE BOARD OF TRUSTEES OF HARBOR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record of Harbor Large Cap Value Fund at the close of business on October 4, 2001 will be entitled to vote at the Meeting and at any adjournment(s). The Proxy Statement and Proxy Card are being mailed to shareholders of record on or about October 19, 2001.

                                          By Order of the Board of Trustees,

                                          Karen B. Wasil, Secretary

Toledo, Ohio
October 19, 2001

         PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, OR
        COMPLETE YOUR PROXY BY TELEPHONE OR INTERNET, WHETHER OR NOT YOU
                         EXPECT TO ATTEND THE MEETING.

                          HARBOR LARGE CAP VALUE FUND
                          (FORMERLY HARBOR VALUE FUND)
                                  One SeaGate
                               Toledo, Ohio 43666

--------------------------------------------------------------------------------
                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          To be held December 5, 2001

--------------------------------------------------------------------------------

                                PROXY STATEMENT

     This Proxy Statement contains the information you should know before voting on the proposal summarized below.

INTRODUCTION

     This Proxy Statement is being used by the Board of Trustees of Harbor Fund (the "Trust") to solicit proxies to be voted at a Special Meeting of Shareholders of Harbor Large Cap Value Fund (the "Meeting"). The Meeting is expected to be held at One SeaGate, 16th Floor, Toledo, Ohio 43666 at 2 p.m. (Eastern time) on December 5, 2001, and at any adjournment of the Meeting to a later date, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about October 19, 2001. Only one Proxy Statement is being delivered to shareholders who reside at the same address, unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders may request a copy of these reports or a separate copy of the Proxy Statement or inform Harbor Fund that they wish to receive separate copies of the reports or Proxy Statement by writing to Harbor Fund, One SeaGate, Toledo, Ohio 43666, by calling 1-800-422-1050 or by visiting our web site at www.harborfund.com.

WHO IS ELIGIBLE TO VOTE

     Shareholders of record of Harbor Large Cap Value Fund (the "Fund") as of the close of business on October 4, 2001 (the "record date") are entitled to vote on all of Harbor Large Cap Value Fund's business at the Meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder's instructions. If you sign a Proxy, but do not fill in a vote, your shares will be voted to approve the Proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

--------------------------------------------------------------------------------

                                    PROPOSAL

                     TO APPROVE A NEW SUBADVISORY AGREEMENT
                    ON BEHALF OF HARBOR LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

GENERAL

     Harbor Capital Advisors, Inc. ("Harbor Capital" or the "Adviser") serves as the investment adviser to Harbor Large Cap Value Fund pursuant to an investment advisory agreement dated June 7, 2001 between the Trust, on behalf of the Fund, and Harbor Capital. Harbor Capital is responsible for continuously furnishing the Fund with an investment program that is consistent with the Fund's investment objective and policies and providing the Fund with investment research, supervision and management oversight services. The advisory agreement specifically permits Harbor Capital to enter into a subadvisory agreement with subadvisers to whom Harbor Capital may delegate the responsibility for making the day-to-day investment decisions for the Fund. Harbor Capital retains the responsibility for overseeing the subadvisers which it selects and for recommending to the Board of Trustees of the Trust the hiring, termination and replacement of subadvisers.

     Prior to September 20, 2001, DePrince, Race & Zollo, Inc. ("DRZ") and Richards & Tierney, Inc. ("R&T") each served as investment subadvisers to the Harbor Large Cap Value Fund pursuant to investment subadvisory agreements dated June 7, 2001 (the "prior subadvisory agreement"). Harbor Capital had allocated 70% of the Fund's assets to DRZ and 30% of the Fund's assets to R&T for investment.

     At a meeting of the Board of Trustees of the Trust held on August 28, 2001, the Trustees, including all of the Trustees who are not "interested persons" of the Trust, Harbor Capital, or any subadviser (the "Independent Trustees"), unanimously voted to:

     - terminate the prior subadvisory agreements with DRZ and R&T, effective September 20, 2001;

     - change the non-fundamental investment objective and certain policies of the Fund to coincide with the appointment of Armstrong Shaw Associates, Inc. ("Armstrong Shaw") as the new subadviser to the Fund. To more accurately reflect the new objective and policies of the Fund, the Trustees also approved a change in the Fund's name from Harbor Value Fund to Harbor Large Cap Value Fund. These changes took effect on September 20, 2001 and were reflected in a supplement to the Fund's current prospectus and statement of additional information;

     - enter into an interim investment subadvisory agreement with Armstrong Shaw, effective September 20, 2001, pursuant to which Armstrong Shaw would serve as the subadviser for the Fund. The terms of the interim subadvisory agreement are substantially similar to the terms of the prior subadvisory agreements with DRZ and R&T, except for the dates of execution, effectiveness and termination and the rates of subadvisory fees payable; and

     - approve a new subadvisory agreement between the Trust, on behalf of the Fund, Harbor Capital and Armstrong Shaw, and recommend that the shareholders of the Fund vote to approve the new subadvisory agreement at a special meeting of shareholders called specifically for that purpose.

     Armstrong Shaw began serving as the subadviser to the Harbor Large Cap Value Fund on September 20, 2001 pursuant to the interim subadvisory agreement. If the shareholders of the Fund approve the new subadvisory agreement, Armstrong Shaw will continue to serve as the subadviser to the Fund pursuant to the new subadvisory agreement, the form of which is attached to this proxy statement as Exhibit A. The new subadvisory agreement provides for an increase in the subadvisory fee rate payable by Harbor Capital to Armstrong Shaw from the fee rates payable by Harbor Capital to each of DRZ and R&T under the prior subadvisory agreements. HOWEVER, THE INCREASE IN THE SUBADVISORY FEE RATE WOULD BE BORNE ENTIRELY BY HARBOR CAPITAL AND WOULD NOT RESULT IN AN INCREASE IN THE ADVISORY FEE RATE PAYABLE BY THE FUND TO HARBOR CAPITAL PURSUANT TO THE ADVISORY AGREEMENT.

INFORMATION CONCERNING ARMSTRONG SHAW ASSOCIATES, INC.

     Armstrong Shaw currently serves as the subadviser to the Fund pursuant to the interim subadvisory agreement dated September 20, 2001. Armstrong Shaw is a Delaware corporation whose offices are located at 45 Grove Street, New Canaan, Connecticut 06840. Armstrong Shaw has been registered as an investment adviser with the Securities and Exchange Commission (the "Commission") since February 17, 1984 and has approximately $2.8 billion in assets under management as of August 31, 2001. Armstrong Shaw provides investment advice to private accounts of institutional and individual clients, private investment companies and one other registered investment company. Armstrong Shaw has a disciplined, absolute value approach to the equity market. They invest in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value.

     The directors and principal executive officers of Armstrong Shaw are listed in the table below, along with their principal occupations. The business address of each person is 45 Grove Street, New Canaan, Connecticut 06840.

NAME                                                 PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Jeffrey M. Shaw................  Chairman of the Board of Directors, President and Chief
                                 Investment Officer of Armstrong Shaw

Monica C. Grady................  Director, Secretary, Treasurer and Chief Compliance Officer
                                 of Armstrong Shaw

Todd W.D. Crystal..............  Director and Head of Trading of Armstrong Shaw
Stephan J. Weinberger..........  Director and Head of Marketing of Armstrong Shaw

--------------------------------------------------------------------------------

     Armstrong Shaw is 100% employee owned by active and retired partners. Armstrong Shaw has no parent company or affiliates. Mr. Shaw is the majority owner of the outstanding capital stock of Armstrong Shaw.

MANAGEMENT OF SIMILAR FUNDS.

     The following table lists each fund currently managed or subadvised by Armstrong Shaw with an investment objective that is similar to the Harbor Large Cap Value Fund, as well as the size of each fund and the fee rate payable to Armstrong Shaw.

                                     FUND ASSETS
                                ALLOCATED TO ARMSTRONG   TOTAL FUND ASSETS                 FEE RATE
FUND                             SHAW AS OF 6/30/2001     AS OF 6/30/2001    (AS A PERCENTAGE OF DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
The Managers Value Fund             $34.3 million          $61.7 million                     .35%
------------------------------------------------------------------------------------------------------------------

TERMS OF THE PRIOR AND NEW SUBADVISORY AGREEMENTS

     The new subadvisory agreement is substantially similar to the prior subadvisory agreements with DRZ and R&T except for the dates of execution, effectiveness and termination and rates of subadvisory fees payable. The form of new subadvisory agreement is attached hereto as Exhibit A and the following discussion of the terms of the new subadvisory agreement is qualified in its entirety by reference to Exhibit A.

     Subadvisory Services. The subadvisory services to be provided by Armstrong Shaw under the new subadvisory agreement are similar to those provided by DRZ and R&T under each prior subadvisory agreement. Pursuant to the terms of the new subadvisory agreement, Armstrong Shaw will be authorized to buy and sell securities for that portion of the Fund's portfolio which Harbor Capital allocates to Armstrong Shaw and to designate brokers to carry out such transactions. Armstrong Shaw may not make any purchase in which the cost would exceed the Fund's available liquid assets and may not make any purchase which would violate any fundamental policy or restriction in the Fund's prospectus or statement of additional information as then in effect. Armstrong Shaw will also keep certain of the records required by the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940 (the

"Advisers Act") to be maintained on behalf of the Fund, and assist Harbor Capital in maintaining the Fund's compliance with the requirements of the Investment Company Act. Armstrong Shaw will also provide in-person reports on the Fund's performance to the Trustees on a regular basis.

     Subadvisory Fees. For its services, Armstrong Shaw would be entitled to a subadvisory fee from Harbor Capital. The Trust has no responsibility to pay any fee to Armstrong Shaw. Harbor Capital would pay Armstrong Shaw a fee at an annual rate based upon the assets in the Fund expressed as a percentage of the Fund's average daily net assets. The fee is computed and accrued monthly and paid quarterly in arrears. For purposes of determining the amount of assets allocated to Armstrong Shaw and whether a fee rate breakpoint has been reached, both the prior and the new subadvisory agreements take into account the assets of the Harbor Group Trust for Defined Benefit Plans which have been allocated to the subadviser. The rates of subadvisory fees paid to Armstrong Shaw under the new subadvisory agreement are higher than the rates of subadvisory fees paid to DRZ and R&T under the prior subadvisory agreements. However, the advisory fee rates paid by the Fund to Harbor Capital would not change if the new subadvisory agreement is approved by shareholders.

     Under the prior subadvisory agreements, Harbor Capital, out of its own assets, paid a subadvisory fee to DRZ and R&T with respect to that portion of the Fund's assets allocated to each at the following rates:

NET ASSET VALUE                                               ANNUAL RATE
-------------------------------------------------------------------------
DRZ
First $10 million...........................................     0.65%
Next $40 million............................................     0.40%
Next $50 million............................................     0.30%
Amounts over $100 million...................................     0.25%

R&T
First $5 million............................................     0.30%
Next $10 million............................................     0.25%
Amounts over $15 million....................................     0.20%
-------------------------------------------------------------------------

     Harbor Capital was obligated to pay DRZ an annual minimum fee of $40,000. The subadvisory fee paid by Harbor Capital to DRZ and R&T for the Fund's last fiscal year ending October 30, 2000 was approximately $318,418 and $111,313, respectively ($429,731 in the aggregate).

     Under the new subadvisory agreement, Harbor Capital, out of its own assets, would pay a subadvisory fee to Armstrong at the following rates:

NET ASSET VALUE                                               ANNUAL RATE
-------------------------------------------------------------------------
First $10 million...........................................    0.75%
Next $30 million............................................    0.50%
Next $25 million............................................    0.35%
Next $335 million...........................................    0.25%
Amounts over $400 million...................................    0.20%
-------------------------------------------------------------------------

     The following table shows the aggregate amount of subadvisory fees paid to DRZ and R&T for the period November 1, 1999 through October 31, 2000, the advisory fees that would have been paid to

Armstrong Shaw had the new subadvisory agreement been in effect during that year, and the percentage difference between those amounts:

                                              AMOUNT OF ADVISORY
                                               FEES THAT WOULD                 DIFFERENCE AS A
                                             HAVE BEEN PAID UNDER             PERCENTAGE OF THE
AGGREGATE AMOUNT OF ADVISORY FEES PAID       THE NEW SUBADVISORY               AGGREGATE AMOUNT
            TO DRZ AND R&T                        AGREEMENT                  PAID TO DRZ AND R&T
------------------------------------------------------------------------------------------------------
$429,731                                           $460,106                         7.068%
------------------------------------------------------------------------------------------------------

OTHER PROVISIONS UNDER THE PRIOR AND NEW SUBADVISORY AGREEMENTS

     Standard of Care. Under the new subadvisory agreement, Armstrong Shaw shall not be liable for any error of judgment, mistake of law or for any loss sustained in connection with the provision of subadvisory services pursuant to the agreement; but nothing contained in the subadvisory agreement shall protect Armstrong Shaw against any liability to Harbor Capital, the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of Armstrong Shaw in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement. The prior subadvisory agreements included the same provisions.

     Subadviser's Authority. The new subadvisory agreement provides that Armstrong Shaw shall have full discretion to act for the Fund in connection with the purchase and sale of portfolio securities for that portion of the Fund's portfolio allocated to it, subject only to the declaration of trust, by-laws, currently effective registration statements under the Investment Company Act and the Securities Act of 1933, investment objectives, policies and restrictions of the Fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees. The prior subadvisory agreements included the same provisions.

     Payment of Expenses. Armstrong Shaw bears its own costs of providing subadvisory services under the new subadvisory agreement. The prior subadvisory agreements included the same provision.

MISCELLANEOUS

     If approved by the Fund's shareholders, the new subadvisory agreement will remain in effect, unless earlier terminated, until December 5, 2003, and from year to year thereafter, provided that the agreement is specifically approved at least annually in the manner prescribed in the Investment Company Act and the rules and regulations thereunder, subject however, to such exemptions as may be granted by the Commission by any rule, regulation or order. The new subadvisory agreement may, on 30 days' written notice, be terminated at any time without penalties charged to the Fund, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, by the Adviser, or by Armstrong Shaw. The new subadvisory agreement will terminate immediately upon the assignment of the investment advisory agreement between the Adviser and the Fund.

INFORMATION CONCERNING HARBOR CAPITAL ADVISORS, INC.

     Harbor Capital serves as the investment adviser to all twelve series of the Trust, including the Harbor Large Cap Value Fund. Harbor Capital is a Delaware corporation and is registered as an investment adviser with the Commission. Harbor Capital also serves as the investment adviser to separate accounts for the Harbor Capital Group Trust for Defined Benefit Plans. Harbor Capital is located at One SeaGate, Toledo, Ohio 43666. Harbor Capital manages approximately $15.2 billion in assets as of August 31, 2001, with the vast majority of those assets in the Trust.

     Harbor Capital is wholly owned by Robeco Harbor Holding, Inc., a holding company whose offices are located at One SeaGate, Toledo, OH 43666. Robeco Harbor Holding, Inc. is a wholly owned subsidiary of the Robeco Groep, N.V., which is a Dutch limited liability company located at Coolsingel 120, 3011 AG Rotterdam, The Netherlands.

     The principal executive officers and directors of Harbor Capital and their principal occupations are listed in the table below. The business address of each person is One SeaGate, Toledo, Ohio 43666.

NAME AND POSITION WITH THE TRUST                             PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------
David G. Van Hooser..................    Director and Chairman of the Board, Harbor Capital;
Chairman of the Board and Trustee        Director, HCA Securities; Director, Harbor Transfer; Senior
                                         Vice President and Chief Financial Officer, Owens-Illinois,
                                         Inc.

James M. Williams....................    Director and President, Harbor Capital; Director and
President                                President, HCA Securities; Director, Harbor Transfer.

Constance L. Souders.................    Senior Vice President, Secretary, Director of Administration
Vice President and Treasurer             and Director, Harbor Capital; President and Director, Harbor
                                         Transfer; and Vice President, Secretary and Director, HCA
                                         Securities.

Karen B. Wasil.......................    Assistant Secretary and Regulatory and Legal Compliance
Secretary                                Manager, Harbor Capital; and Secretary, Harbor Transfer.
-----------------------------------------------------------------------------------------------------

TERMS OF THE ADVISORY AGREEMENT

     The Adviser is responsible for the overall management of Harbor Large Cap Value Fund pursuant to a separate advisory agreement between the Fund and the Adviser. The advisory agreement was most recently approved by the shareholders of Harbor Large Cap Value Fund on June 7, 2001. Under the terms of the advisory agreement, the Adviser furnishes the Fund with investment research, advice and supervision and an investment program for the Fund consistent with the investment objective and policies of the Fund. The advisory agreement expressly provides that the Adviser may engage a subadviser to make the daily investment decisions for the Fund. Harbor Capital will retain the responsibility under the agreement to both oversee the subadvisers which it selects and to recommend to the Trust's Board of Trustees the hiring, termination and replacement of the subadviser. The Adviser also oversees the management of the Fund by its subadviser and administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities and is responsible for clerical, record keeping and bookkeeping service and for the financial and accounting records required to be maintained by the Fund, other than those maintained by the Fund's custodian and shareholder servicing agent. For its services under the advisory agreement, the Adviser receives a fee, paid monthly, equal to the sum of 0.60% per annum of the average daily net assets of Harbor Large Cap Value Fund. For the fiscal year ended October 31, 2000, Harbor Large Cap Value Fund paid approximately $881,000 to the Adviser as compensation for advisory services.

FACTORS CONSIDERED BY THE TRUSTEES AND THEIR RECOMMENDATION

     At an in-person meeting of the Board of Trustees of the Trust held on August 28, 2001, the Trustees, including the Independent Trustees, unanimously determined that it would be in the best interest of the Fund and its shareholders that DRZ and R&T be replaced by Armstrong Shaw as the subadviser to the Fund. In conjunction with this change in subadvisers, the Board also determined that changes to the non-fundamental investment objective and policies of the Fund as well as a change in the Fund's name, from Harbor Value Fund to Harbor Large Cap Value Fund, be implemented to coincide with the commencement of Armstrong Shaw's services as a subadviser to the Fund. These changes were implemented on September 20, 2001 and have been reflected in a supplement to the Trust's current prospectus and statement of additional information.

     In making this determination, the Trustees reviewed materials furnished by Harbor Capital and Armstrong Shaw, including information regarding the performance of the Fund over various periods and since inception, information regarding the performance of similar funds over the same periods, information regarding the flow of assets into and out of the Fund and information regarding Armstrong Shaw, its investment philosophy and strategies, financial condition, personnel and past performance. The Trustees considered that in recommending Armstrong Shaw, the Adviser had conducted an extensive search for a value oriented investment adviser that the Adviser believed would add value for the Fund's shareholders. The Trustees considered Armstrong Shaw's investment philosophy, strategy and style characteristics and the consistency to which Armstrong Shaw has implemented its value-oriented style since its formation. The Trustees also considered the complexity and limitations of the combined investment strategy employed by DRZ and R&T in managing the Fund and the ability of investors to understand that strategy. The Trustees paid particular attention to the historical performance record of Armstrong Shaw in managing accounts with objectives and policies similar to the Fund's and the excellence and consistency of that performance record since Armstrong Shaw's formation. Finally, the Trustees carefully evaluated the subadvisory fee to be paid by the Adviser to Armstrong Shaw based on its analysis of the materials and factors described above. The Trustees concluded that the terms of the new subadvisory agreement and the proposed subadvisory fee were reasonable and fair, and that the appointment of Armstrong Shaw as a subadviser to the Fund was in the best interest of the Fund's shareholders.

REQUIRED VOTE

     As provided under the Investment Company Act, approval of the new subadvisory agreement will require the vote of a majority of the outstanding voting securities of the Harbor Large Cap Value Fund. In accordance with the Investment Company Act and as used in this Proposal, a "majority of the outstanding voting securities" of Harbor Large Cap Value Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

     If the Fund's shareholders do not approve the subadvisory agreement, the Trustees will seek to obtain interim advisory services for the Fund from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with a new advisory organization selected by the Trustees or make other appropriate arrangements, in either event subject to approval by the Fund's shareholders.

     The Trust and Harbor Capital has filed an application with the Commission for exemptive relief from certain provisions of the Investment Company Act to permit Harbor Capital, subject to the approval of the Trustees, to evaluate, select and retain new subadvisers for all of the series of the Trust including the Fund and to materially modify an existing subadvisory agreement without obtaining approval from the affected fund's shareholders whenever Harbor Capital and the Trustees believe that a change is in the best interests of the fund and its shareholders. If the Trust and Harbor Capital receive an order from the Commission granting the requested relief prior to the date of the Meeting, the Fund would continue to obtain the approval of the shareholders of the Harbor Large Cap Value Fund of the new subadvisory agreement. There is no guarantee if or when the exemption by the SEC will be granted.

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF HARBOR LARGE CAP VALUE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE NEW SUBADVISORY AGREEMENT WITH ARMSTRONG SHAW.

--------------------------------------------------------------------------------

                       INFORMATION CONCERNING THE MEETING
--------------------------------------------------------------------------------

OUTSTANDING SHARES AND QUORUM

     10,024,245 shares of beneficial interest of Harbor Large Cap Value Fund were outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the Meeting. A majority of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business.

OWNERSHIP OF SHARES OF THE FUND

     As of October 4, 2001, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of Harbor Large Cap Value
Fund:

                       NAME OF OWNER                          % OWNED
---------------------------------------------------------------------
HCR Master Retirement Trust.................................     9%
Owens-Illinois 401(k) Trust.................................    26%
---------------------------------------------------------------------

SHAREHOLDER PROPOSALS

     The Fund is not required to hold an annual meeting of shareholders and does not currently intend to hold an annual meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders of the Fund, whenever held, must be received at the Fund's office, One SeaGate, Toledo, Ohio 43666, at a reasonable time prior to the Trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder that has given his or her Proxy to someone has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person. All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposal described above and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof. The Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means.

     Telephonic Voting. Harbor Large Cap Value Fund shareholders may call 1-800-690-6003 toll free to authorize the Proxy holders to vote their shares. Shareholders will need to enter the 12-digit control number set forth on their Proxy Card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate shareholders identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. These telephonic voting procedures are not available to Harbor Large Cap Value Fund shareholders who own shares in "street name" through a broker.

     Internet Voting. Harbor Large Cap Value Fund shareholders may submit an "electronic" Proxy over the Internet in lieu of returning an executed Proxy Card. In order to use this voting feature, shareholders should go to the Website www.proxyvote.com and enter the 12-digit control number set forth on the shareholder's Proxy Card. Shareholders will be prompted to follow a simple set of instructions which will appear on the Website.

     A majority of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to any proposal. In the event that, at the time any session of the Meeting for the Fund is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting with respect to the Fund to a later date. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Fund to permit further solicitation of Proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal which may come before the Meeting

     Shares of the Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to the Proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against the Proposal. However, if a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote on the Proposal, those shares will not be considered present and entitled to vote on the Proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the Proposal has been adopted by 67% or more of the Fund's shares present at the Meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented. However, for purposes of determining whether the Proposal has been adopted by more than 50% of the outstanding shares of the Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

OTHER BUSINESS

     While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of a Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

     The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders. In addition to soliciting proxies by mail and via the Internet, Harbor Capital may have one or more of the Fund's officers or representatives aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Shareholders would be called at the phone number Harbor Capital has in its records for their accounts.

     Shareholders that utilize automated telephone and Internet voting would be required to provide their social security number or other identifying information and would receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund is unaware of any such challenge at this time.

October 19, 2001

--------------------------------------------------------------------------------
                                   EXHIBIT A

               FORM OF PROPOSED ADVISORY AGREEMENT FOR SUBADVISOR
                          HARBOR LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

                                                                December 5, 2001

Armstrong Shaw Associates, Inc.
45 Grove Street
New Canaan, CT 06840

                  INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER
                         (HARBOR LARGE CAP VALUE FUND)

Dear Sirs:

     Harbor Capital Advisors, Inc. (the "Adviser"), a Delaware corporation, with its principal offices at One SeaGate, Toledo, Ohio 43666, is the investment adviser to Harbor Fund (the "Trust") on behalf of Harbor Large Cap Value Fund (the "Fund"). The Trust has been organized under the laws of Delaware to engage in the business of an investment company. The shares of beneficial interest of the Trust ("Shares") are divided into multiple series including the Fund, as established pursuant to a written instrument executed by the Trustees of the Trust. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Pursuant to authority granted the Adviser by the Trust's Trustees, the Adviser has selected you to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below. You are willing to act as such a sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth, and you represent and warrant that you are an investment adviser registered under the Investment Advisers Act of 1940, as amended. Accordingly, the Adviser and the Trust on behalf of the Fund agree with you as follows:

 1. DELIVERY OF FUND DOCUMENTS. The Adviser has furnished you with copies, properly certified or authenticated, of each of the following:

    (a) Agreement and Declaration of Trust of the Trust, as amended and restated from time to time, dated June 8, 1993 (the "Declaration of Trust").

    (b)  By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

    (c) Resolutions of the Trustees selecting the Adviser as investment adviser and you as a sub-investment adviser and approving the form of this Agreement.

    The Adviser will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, including future resolutions of the Trustees approving the continuance of the items listed in (c) above.

 2. ADVISORY SERVICES. You will regularly provide the Fund with advice concerning the investment management of that portion of the Fund's assets which the Board of Trustees determines to allocate to you from time to time, which advice shall be consistent with the investment objectives and policies of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information and any investment guidelines or other instructions received in writing from the Adviser. The Board of Trustees or the Adviser may, from time to time, make additions to and withdrawals from the assets of the Fund allocated to you. You will determine what securities shall be purchased for such portion of the Fund's assets, what securities shall be held or sold, and what portion of such assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws and the Investment Company Act and to the investment objectives, policies and restrictions (including, without limitation, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company) of the Fund, as each of the same shall be from time to time in effect as set forth in the Fund's Prospectus and Statement of Additional Information, or any investment guidelines or other instructions received in writing from the Adviser, and subject, further, to such policies and instructions as the Board of Trustees may from time to time establish and deliver to you. In accordance with paragraph 5, you or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities with brokers or dealers selected by you for that portion of the Fund's assets for which you serve as sub-investment adviser.

    The Adviser shall provide you with written statements of the Declaration of Trust; the By-Laws; the Fund's investment objectives and policies; the Prospectus and Statement of Additional Information and instructions, as in effect from time to time; and you shall have no responsibility for actions taken in reliance on any such documents. You will conform your conduct to, and will ensure that the portion of the portfolio of the Fund allocated to you complies with, the Investment Company Act and all rules and regulations thereunder, the requirements for qualification of the Fund as a regulated investment company under Subchapter M of the Code, all other applicable federal and state laws and regulations and with the provisions of the Fund's Registration Statement as amended or supplemented under the Securities Act of 1933, as amended, and the Investment Company Act.

    In the performance of your duties hereunder, you are and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund or of the Adviser. You will make your officers and employees available to meet with the Trust's officers and Trustees at least quarterly on due notice to review the investments and investment program of the portion of the Fund's assets allocated to you in the light of current and prospective economic and market conditions.

    Nothing in this Agreement shall limit or restrict the right of any of your directors, officers and employees who may also be a trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict your right to engage in any other business or to render service of any kind to any other corporation, firm, individual or association.

 3. ALLOCATION OF CHARGES AND EXPENSES. You will bear your own costs of providing services hereunder. Other than as herein specifically indicated, you will not be required to pay any expenses of the Fund.

 4. COMPENSATION OF THE SUBADVISER. For all investment management services to be rendered hereunder, the Adviser will pay a fee, as set forth in Schedule A attached hereto, quarterly in April, July, October and January, based on a percentage of the average of the actual net assets of the portion of the Fund that you managed at the close of the last business day of each month within the quarter. Determination of the net asset value of the Fund is computed daily by the Fund's custodian, and is consistent with the provisions of Rule 22c-1 under the Investment Company Act. Your fee will be based on the average of the net assets of the portion of the Fund that you manage, computed in the manner specified in the Fund's Prospectus and Statement of Additional Information for the computation of the net assets of the Fund by the Fund's custodian, on the last business day of each month within the quarter. If the determination of the value of net assets is suspended for the last business day of the month, then for the purposes of this paragraph 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets. If the Fund's custodian determines the value of the net assets of the Fund's portfolio more than once on any day, the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this paragraph 4.

    You will offer to the Adviser any more favorable asset based fee agreements that are provided to other investment clients. Such offer shall be made as soon as it is practicable after a more favorable asset based fee agreement is provided for any other investment clients.

    Your services to the Fund pursuant to this Agreement are deemed to be
    exclusive for seven (7) years from September   , 2001. You may render
    investment advice, management and other services only to clients that are not publicly offered, open-end mutual funds that would be in direct competition with the Fund, so long as the services rendered under this Agreement are not impaired. The provisions set forth in the preceding sentence will survive termination of this agreement except in the event this Agreement is assigned by or otherwise terminated by the Adviser or the Trust on behalf of the Fund. If you voluntarily resign your management of the Fund, you would be prohibited from managing another open-end, publicly offered, load or no-load mutual fund for a period of nine months from the date of resignation.

 5. AVOIDANCE OF INCONSISTENT POSITION AND BROKERAGE. In connection with purchases or sales of portfolio securities for the account of the portion of the Fund allocated to you, neither you nor any of your directors, officers or employees will act as a principal or agent or receive any compensation in connection with the purchase or sale of investment securities by the Fund, other than the compensation provided for in this Agreement. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the portion of the Fund's account allocated to you with brokers or dealers selected by you. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it is desirable for the Fund that you have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

    You will advise the Trust's custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may be reasonably required. From time to time as the Board of Trustees or the Adviser may reasonably request, you will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Trust or the Adviser may reasonably request.

    On occasions when you deem the purchase or sale of a security to be in the best interest of the Fund as well as other of your clients, you, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other clients.

 6. LIMITATION OF LIABILITY OF SUBADVISER. You will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on your recommendation, whether or not such recommendation shall have been based upon your own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made, and such other individual, firm or corporation shall have been selected without gross negligence and in good faith; but nothing herein contained will be construed to protect you against any liability to the Adviser, the Trust, the Fund or its shareholders by reason of your gross negligence or bad faith or willful misfeasance in the performance of your duties or by reason of your reckless disregard of your obligations and duties under this Agreement.

    The Adviser shall indemnify you for any damages and related expenses incurred by you as a result of the performance of your duties hereunder, unless the same shall result from behavior found by a final judicial determination to constitute willful misfeasance, bad faith, gross negligence or a reckless disregard of your obligations, as specified above.

    You shall keep the Fund's books and records to be maintained by you and shall timely furnish to the Adviser all information relating to your services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. You agree that all records which you maintain for the Fund are the property of the Fund and you shall surrender promptly and without any charge to the Fund any of such records required to be maintained by you.

 7. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until December 5, 2003 and from year to year thereafter, but only so long as such continuance, and the continuance of the Adviser as investment adviser of the Fund, is specifically approved at least annually in the manner prescribed in the Investment Company Act and the rules and regulations thereunder, subject however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. This Agreement may, on 30 days' written notice, be terminated at any time without penalties charged to the Fund, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, by the Adviser, or by you. This Agreement will terminate immediately upon the assignment of the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the Investment Company Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulations or order.

 8. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, subject however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

    It shall be your responsibility to furnish to the Board of Trustees such information as may reasonably be necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs 7 or 8 hereof.

 9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

10. MISCELLANEOUS. It is understood and expressly stipulated that neither the holders of Shares of the Trust or the Fund nor the Trustees shall be personally liable hereunder. The name "Harbor Fund" is the designation of the Trustees for the time being under the Declaration of Trust and all persons dealing with the Trust or the Fund must look solely to the property of the Trust or the Fund for the enforcement of any claims against the Trust or the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Fund. No series of the Trust shall be liable for any claims against any other series or assets of the Trust.

    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return one such counterpart to the Fund and the other such counterpart to the Adviser, whereupon this letter shall become a binding contract.
                                            HARBOR FUND ON BEHALF OF
                                            HARBOR LARGE CAP VALUE FUND
                                            By:
                                              ----------------------------------
                                              James M. Williams, President
                                            HARBOR CAPITAL ADVISORS, INC.
                                            By:
                                              ----------------------------------
                                                Constance L. Souders, Senior
                                                Vice President

     The foregoing Agreement is hereby accepted as of the date thereof.

                                            ARMSTRONG SHAW ASSOCIATES, INC.
                                            By:
                                            ------------------------------------
                                            Name:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

                                   SCHEDULE A

     You will receive an advisory fee equal on an annual basis to .75% of the portion of the Fund's average actual net asset value of the Fund at close of the last business day of each month within the quarter managed by you up to $10 million; .50% on the next $30 million; .35% on the next $25 million; .25% on the next $335 million and .20% on assets in excess of $400 million. For purposes of determining the applicable fee rate, and satisfying the minimum payment, the assets of the Fund and the payments by the Adviser to you will be combined with the assets and payments of the accounts of the Harbor Capital Group Trust for Defined Benefit Plans that you manage.

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com
10/01/3,000

[HARBOR FUND LOGO]                                    PROXY
                                           HARBOR LARGE CAP VALUE FUND
                                      THIS PROXY IS SOLICITED ON BEHALF OF
                                              THE BOARD OF TRUSTEES

                                         SPECIAL MEETING OF SHAREHOLDERS
                                                December 5, 2001

                                 This proxy is solicited on behalf of the Board of Trustees of Harbor Fund (the "Trust") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Trust and to

                                           HARBOR LARGE CAP VALUE FUND

                                 (the "Fund"), a series of the Trust. The undersigned hereby appoints David G. Van Hooser, James M. Williams, Constance L.
                                 Souders and Karen B. Wasil, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 2:00 p.m. Eastern time, on December 5, 2001 at One SeaGate, 16th Floor, Toledo, Ohio 43666 and any adjournment thereof.

                                 The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Trust and to the Fund with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.


   YOUR VOTE IS IMPORTANT
                                 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                                 ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY
                                 TELEPHONE OR INTERNET.
TO VOTE BY TELEPHONE

1) Read the Proxy Statement
   and have the Proxy card
   below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control
   number set forth on the
   Proxy card and follow the
   simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and
   have the Proxy card below at
   hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control
   number set forth on the Proxy
   card and follow the simple
   instructions.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                          HARFND     KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

-----------------------------------------------------------------------------------------------------------------------------------
| HARBOR LARGE CAP VALUE FUND                                                                                                     |
|                                                                                                                         ------- |
|                                                                                                                               | |
|                                                                                                                               | |
|  Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the numbered item below.           |
|                                                                                                                                 |
|  The Board of Trustees of Harbor Fund recommends that you vote FOR the proposal set forth below.                                |
|                                                                                                                                 |
|  VOTE ON PROPOSAL                                   For    Against    Abstain                                                   |
|                                                                                                                                 |
|  1.  Approval of new subadvisory agreement          [ ]      [ ]        [ ]                                                     |
|                                                                                                                                 |
|                                                                                                                                 |
|                                                                                                                                 |
|  Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-  |
|  fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership,  |
|  please sign in full corporate or partnership name by authorized person.                                                        |
|                                                                                                                                 |
|  --------------------------------------------                 --------------------------------------------                      |
|  |                                   |      |                 |                                   |      |                      |
|  |                                   |      |                 |                                   |      |                      |
|  --------------------------------------------                 --------------------------------------------                      |
|  Signature [PLEASE SIGN WITHIN BOX]   Date                    Signature (Joint Owners)             Date                         |
|                                                                                                                                 |
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                                IMPORTANT NOTICE

     Although we recommend that you read the Proxy Statement carefully, we have provided, for your convenience, a brief overview of the proposals to be voted on.

                              QUESTIONS & ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Harbor Capital Advisors, Inc. ("Harbor Capital"), the investment adviser to
   Harbor Large Cap Value Fund, formerly known as Harbor Value Fund (the
   "Fund"), has entered into an interim investment subadvisory agreement with Armstrong Shaw Associates, Inc. ("Armstrong Shaw"), effective September 20,
   2001, pursuant to which Armstrong Shaw would serve as subadviser for the Fund. You are being asked to consider approval of a new subadvisory agreement with Armstrong Shaw.

Q: HOW WILL THIS AFFECT MY ACCOUNT?

A: You can expect the same level of management expertise and quality shareholder service from Harbor Capital to which you've grown accustomed. If the shareholders of the Fund approve the new subadvisory agreement, Armstrong
   Shaw will continue to serve as the subadviser to the Fund pursuant to the new subadvisory agreement. The new subadvisory agreement provides for an increase in the subadvisory fee rate payable by Harbor Capital to Armstrong Shaw.
   HOWEVER, THE INCREASE IN THE SUBADVISORY FEE RATE WOULD BE BORNE ENTIRELY BY
   HARBOR CAPITAL AND WOULD NOT RESULT IN AN INCREASE IN THE ADVISORY FEE RATE
   PAYABLE BY THE FUND SHAREHOLDERS TO HARBOR CAPITAL.

Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Your vote is needed to ensure that the proposal can be acted upon.
   Additionally, your immediate response on the enclosed proxy card(s) or vote by telephone or Internet will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q: HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A: After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposal.

Q: WHOM DO I CALL IF I HAVE QUESTIONS?

A: We will be happy to answer your questions about the proxy solicitation.
   Please call us at 1-800-422-1050 and ask to speak to the Harbor Institutional
   Marketing Team.

Q: HOW DO I VOTE?

A: You may vote by any of the following methods:

   - You may use the enclosed postage-paid envelope and mail in your proxy card.

   - Telephone -- Call 1-800-690-6903 and enter the 12-digit control number set forth on the proxy card.

   - Internet -- Go to WWW.PROXYVOTE.COM and enter the 12-digit control number set forth on the proxy card.